Inventory	12 Months Ended
Jun. 30, 2020
Inventories [Abstract]
Inventory
Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net-realizable-value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the statement of comprehensive loss.

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of price fluctuation, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	June 30, 2020			June 30, 2019 (1)
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	29,737	16,708	46,445	30,518	31,386	61,904
Finished goods	11,826	1,735	13,561	8,529	5,007	13,536
	41,563	18,443	60,006	39,047	36,393	75,440
Extracted cannabis
Work-in-process	21,608	4,995	26,603	4,536	1,356	5,892
Finished goods	15,758	1,396	17,154	7,563	1,224	8,787
	37,366	6,391	43,757	12,099	2,580	14,679

Hemp products
Raw materials	929	—	929	4,508	—	4,508
Work-in-process	235	—	235	1,000	—	1,000
Finished goods	107	—	107	3,183	—	3,183
	1,271	—	1,271	8,691	—	8,691

Supplies and consumables	16,125	—	16,125	9,673	—	9,673

Merchandise and accessories	668	—	668	2,838	—	2,838

Ending Balance	96,993	24,834	121,827	72,348	38,973	111,321

(1)	Amounts have been retroactively restated for the change in accounting policy relating to the valuation of Cannabis Inventory (Note 2(h).

During the year ended June 30, 2020, inventory expensed to cost of goods sold was $369.1 million (year ended June 30, 2019 – $195.6 million), which included $91.8 million (year ended June 30, 2019 – $71.8 million) of non-cash expense related to the changes in fair value of inventory sold. During the year ended June 30, 2020, management recognized a $135.1 million (year ended June 30, 2019 – nil) charge to the net realizable value of our inventory due to a decrease in selling price and inventory deemed as excess based on current and projected market demands. Of the $135.1 million (year ended June 30, 2019 – nil) inventory impairment, $105.5 million is recognized through cost of sales and $29.6 million is recognized through changes in fair value of inventory sold on the statements of comprehensive loss.